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THE STRONG
GROWTH FUND II

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]


                                [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG
GROWTH FUND II

ANNUAL REPORT * DECEMBER 31, 1997



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Growth Fund II................................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statement of Changes in Net Assets.......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12



                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 6843A98

THE STRONG GROWTH FUND II

WHILE WE ARE CAUTIOUS OVER THE NEAR TERM, WE REMAIN BULLISH FOR THE LONG RUN.

The Strong Growth Fund II seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects. The Fund is able to invest in any company regardless of size.

For the year ended December 31, 1997, the Strong Growth Fund II generated a positive total return of 29.75% by maintaining a primarily mid-to-small-cap portfolio of promising growth stocks.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                     89.6%
Short-Term Investments     10.4%
==================================

The S&P 500 Index*, a broad stock market index and benchmark, finished the year with a 33.36% total return. We believe this difference in performance can be primarily attributed to an investor preference for very large companies which were not heavily represented in our portfolio. Illustrating the strength of large caps is the fact that the average performance of the top 50 companies in terms of market capitalization size in the S&P 500 was 35.29% for 1997 vs. the average for the remaining 450 stocks which was only 19.7% for the year.

===========================================
             TOP FIVE SECTORS
===========================================
              As of 12-31-97

SECTOR                   % OF NET ASSETS
------------------------------------------
Technology                         20.9%
------------------------------------------
Financial                          14.2%
------------------------------------------
Retail                             13.4%
------------------------------------------
Healthcare                         11.5%
------------------------------------------
Consumer Cyclical                  10.3%
------------------------------------------
Please see the Schedule of Investments in
Securities for a complete listing
of the Fund's portfolio.
==========================================

SEEKING GROWTH OPPORTUNITIES IN A CHALLENGING MARKET
The strong performance of large-cap equities early in the year was followed by a brief correction in March and early April, and then followed by a market rebound to new highs in the second quarter. Even though large-cap stocks led this rebound, there was a gradual broadening out to small- and mid-cap issues later in the quarter which favored this Fund's portfolio.

Also, in the second quarter, when it appeared that the Fed would not raise interest rates any further, we used our modest cash reserves and boosted the Fund's weightings in higher-growth technology and health care stocks. We also added to our current positions in retail and media stocks, which typically benefit from high levels of employment and consumer confidence. At the same time, we pared back our positions in financial stocks to their market weightings after their big run-up in the first quarter.

The Strong Growth Fund II only slightly underperformed the S&P 500 Index during the second quarter with a quarterly return of 16.98% vs. 17.46%. And, as the broadening of the market increased in the third quarter, the Fund's small-to-mid-cap focus continued to generate strong results. The specific sectors which performed well--and where the Fund was over-weighted--were energy, technology, and consumer cyclicals.

In October, the world's major markets were forced to deal with concerns over the economies in Southeast Asia. Those concerns eventually halted the summer rally in small- and mid-cap stocks, and money flowed into the perceived safety of U.S. bonds and larger-cap stocks, such as utilities, telephones, drugs and consumer staples. As a result, the S&P 500 Index had an up quarter, while small- and mid-cap stocks, the Fund's primary focus, came under heavy selling pressure. This led to the Fund's underperformance in the fourth quarter.

=============================================================
            FIVE LARGEST STOCK HOLDINGS
=============================================================
                  As of 12-31-97
                                                    % OF NET
SECURITY                INDUSTRY                      ASSETS
-------------------------------------------------------------
Cendant Corporation     Retail-Speciality              3.5%
-------------------------------------------------------------
MGIC Investment         Insurance-Multi-Line           2.8%
Corporation
-------------------------------------------------------------
Pfizer, Inc.            Healthcare-Drug/Diversified    2.5%
-------------------------------------------------------------
Cisco Systems, Inc.     Computer Software              2.3%
-------------------------------------------------------------
Outdoor Systems, Inc.   Commercial Service             2.1%
-------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
=============================================================

Specifically, while the Fund had previously sold its holdings in companies with any significant Southeast Asian exposure early in the third quarter, the portfolio was negatively impacted in the fourth quarter by the sell-off in most of the technology and energy stocks. Overall, domestic-oriented groups, such as media, regional banks, and retailers, were the top performers in the fourth quarter.

A FOCUS ON FUNDAMENTALS GOING FORWARD

In our opinion, the market could remain in a set trading range over the next six months until the full effects of the Asian crisis are understood, and we are likely to see continued volatility in the meantime. Inflation and interest rates should remain low as the economy and earnings show signs of slowing, and should produce a better climate for investing in companies with solid assured earnings growth.

Therefore, we will continue to pay strict attention to the fundamentals and valuations of the companies in which we invest. While we are cautious over the near term, we remain bullish for the long run. As always, it is our belief that outstanding companies with superior earnings and revenue growth will outperform the market over time.

Thank you for your investment in the Strong Growth Fund II. We appreciate the opportunity to serve you, and look forward to helping you pursue your important financial goals in the years ahead.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

[PHOTO OF RONALD C. OGNAR]



===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-96 to 12-31-97
[GRAPH]
             STRONG GROWTH                      Lipper Growth
                FUND II      S & P 500 Index     Funds Index
12-96            10,000          10,000             10,000
 1-97            10,720          10,625             10,525
 2-97            10,320          10,708             10,444
 3-97             9,720          10,268              9,966
 4-97            10,110          10,881             10,404
 5-97            10,830          11,544             11,124
 6-97            11,370          12,061             11,540
 7-97            12,810          13,020             12,497
 8-97            12,590          12,291             12,035
 9-97            13,310          12,964             12,723
10-97            12,740          12,531             12,312
11-97            12,680          13,111             12,595
12-97            12,975          13,336             12,808

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================

==================================
           TOTAL RETURN(1)
==================================
           As of 12-31-97

SINCE INCEPTION           29.75%
 (on 12-31-96)
==================================



-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S.
  stock market, without regard to company size. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal      Value
                                                         Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 89.6%
AIRLINE 2.8%
Midwest Express Holdings, Inc. (b)                       1,200        $ 46,575
Southwest Airlines Company                                 800          19,700
                                                                      --------
                                                                        66,275
BANK - REGIONAL 2.9%
Northern Trust Company                                     500          34,875
US Bancorp                                                 300          33,581
                                                                      --------
                                                                        68,456
BANK - SUPER REGIONAL 1.0%
Norwest Corporation                                        600          23,175

BEVERAGE - SOFT DRINK 2.6%
The Coca-Cola Company                                      400          26,650
Coca-Cola Enterprises, Inc.                              1,000          35,563
                                                                      --------
                                                                        62,213
BROKERAGE & INVESTMENT MANAGEMENT 1.3%
Franklin Resources, Inc.                                   200          17,388
The Charles Schwab Corporation                             300          12,581
                                                                      --------
                                                                        29,969
COMMERCIAL SERVICE 7.0%
Apollo Group, Inc. Class A (b)                             300          14,175
Corestaff, Inc. (b)                                        200           5,300
Outdoor Systems, Inc. (b)                                1,300          49,887
Paychex, Inc.                                              500          25,313
Robert Half International, Inc. (b)                        800          32,000
Romac International, Inc. (b)                            1,600          39,100
                                                                      --------
                                                                       165,775
COMPUTER SERVICE 4.5%
Computer Sciences Corporation (b)                          100           8,350
Fiserv, Inc. (b)                                           500          24,562
HBO & Company                                            1,000          48,000
Shared Medical Systems Corporation                         400          26,400
                                                                      --------
                                                                       107,312
COMPUTER SOFTWARE 12.6%
CBT Group PLC ADR (b)                                      300          24,637
Cisco Systems, Inc. (b)                                  1,000          55,750
Computer Associates International, Inc.                    300          15,863
Compuware Corporation (b)                                  100           3,200
Intuit, Inc. (b)                                           800          33,000
Keane, Inc. (b)                                            500          20,312
Microsoft Corporation (b)                                  200          25,850
Network Associates, Inc. (b)                               300          15,863
PeopleSoft, Inc. (b)                                     1,000          39,000
Saville Systems PLC Sponsored ADR (b)                      500          20,750
Veritas Software Corporation (b)                           600          30,600
Visio Corporation (b)                                      400          15,350
                                                                      --------
                                                                       300,175
COSMETIC & PERSONAL CARE 1.3%
The Gillette Company                                       300          30,131

DIVERSIFIED OPERATIONS 1.0%
Tyco International, Ltd.                                   500          22,531

ELECTRICAL EQUIPMENT 1.9%
General Electric Company                                   600          44,025

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.5%
Uniphase Corporation (b)                                   300          12,413

HEALTHCARE - DRUG/DIVERSIFIED 3.7%
Eli Lilly & Company                                        400          27,850
Pfizer, Inc.                                               800          59,650
                                                                      --------
                                                                        87,500
HEALTHCARE - INSTRUMENTATION 1.5%
Medtronic, Inc.                                            700          36,619

HEALTHCARE - MEDICAL SUPPLY 3.4%
Cardinal Health, Inc.                                      400          30,050
McKesson Corporation                                       300          32,456
Parexel International Corporation (b)                      100           3,700
Sybron International Corporation (b)                       300          14,081
                                                                      --------
                                                                        80,287
HEALTHCARE - PATIENT CARE 1.6%
Atria Communities, Inc. (b)                                800          13,700
Health Systems International, Inc. Class A (b)             300           7,575
HEALTHSOUTH Corporation (b)                                600          16,650
                                                                      --------
                                                                        37,925
HEALTHCARE - PRODUCT 1.3%
Guidant Corporation                                        500          31,125

HOUSEHOLD APPLIANCES & FURNISHINGS 0.4%
Sunbeam Corporation                                        200           8,425

INSURANCE - DIVERSIFIED 1.8%
Travelers Group, Inc.                                      800          43,100

INSURANCE - LIFE 0.2%
Conseco, Inc.                                              100           4,544

INSURANCE - MULTI-LINE 2.8%
MGIC Investment Corporation                              1,000          66,500

LEISURE SERVICE 2.1%
CapStar Hotel Company (b)                                1,000          34,313
Wyndham Hotel Corporation (b)                              400          16,150
                                                                      --------
                                                                        50,463
MEDIA - PUBLISHING 1.6%
Time Warner, Inc.                                          600          37,200

MEDIA - RADIO/TV 6.2%
Chancellor Media Corporation (b)                           600          44,775
Clear Channel Communications, Inc. (b)                     400          31,775
Heftel Broadcasting Corporation Class A (b)                600          28,050
Jacor Communications, Inc. (b)                             400          21,250
Tele-Communications, Inc. Liberty Media Group
    Series A (b)                                           600          21,750
                                                                      --------
                                                                       147,600
MORTGAGE & RELATED SERVICE 0.2%
Federal National Mortgage Association                      100           5,706

OIL WELL EQUIPMENT & SERVICE 2.8%
Cooper Cameron Corporation (b)                             700          42,700
Schlumberger, Ltd.                                         300          24,150
                                                                      --------
                                                                        66,850
REAL ESTATE 1.6%
Patriot American Hospitality, Inc.                         500          14,406
Starwood Lodging Trust                                     400          23,150
                                                                      --------
                                                                        37,556
RETAIL - DEPARTMENT STORE 1.4%
Kohl's Corporation (b)                                     500          34,063

RETAIL - DISCOUNT & VARIETY 1.0%
Consolidated Stores Corporation (b)                        200           8,788
Dollar Tree Stores, Inc. (b)                               350          14,481
                                                                      --------
                                                                        23,269

------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal      Value
                                                         Amount      (Note 2)
------------------------------------------------------------------------------
RETAIL - DRUG STORE 2.7%
CVS Corporation                                            600      $   38,438
Walgreen Company                                           800          25,100
                                                                    ----------
                                                                        63,538
RETAIL - FOOD CHAIN 0.5%
Safeway, Inc. (b)                                          200          12,650

RETAIL - RESTAURANT 0.7%
Landry's Seafood Restaurants, Inc. (b)                     100           2,400
Outback Steakhouse, Inc. (b)                               500          14,375
                                                                    ----------
                                                                        16,775
RETAIL - SPECIALTY 7.0%
Cendant Corporation (b)                                  2,442          83,939
The Home Depot, Inc.                                       300          17,662
Lowe's Companies, Inc.                                     600          28,612
Office Depot, Inc. (b)                                     800          19,150
Stage Stores, Inc. (b)                                     100           3,738
Staples, Inc. (b)                                          500          13,875
                                                                    ----------
                                                                       166,976
SAVINGS & LOAN 2.5%
TCF Financial Corporation                                1,000          33,937
Washington Mutual, Inc.                                    400          25,525
                                                                    ----------
                                                                        59,462
TELECOMMUNICATION EQUIPMENT 3.0%
ADC Telecommunications, Inc. (b)                           600          25,050
CIENA Corporation (b)                                      500          30,562
Tellabs, Inc. (b)                                          300          15,863
                                                                    ----------
                                                                        71,475
TELECOMMUNICATION SERVICE 0.2%
WorldCom, Inc. (b)                                         150           4,537
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,997,959)                                2,126,595
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 19.2%
COMMERCIAL PAPER 10.8%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.33%                            $ 65,900          65,900
Johnson Controls, Inc., 5.33%                           69,400          69,400
Pitney Bowes Credit Corporation, 5.33%                  82,600          82,600
Warner Lambert Company, 5.49%                           38,200          38,200
                                                                    ----------
                                                                       256,100
REPURCHASE AGREEMENT 8.4%
Goldman, Sachs & Company (Dated 12/31/97), 6.35%,
    Due 1/02/98 (Repurchase proceeds $200,071);
    Collateralized by:  $130,000 United States
    Treasury Bonds, 13.25%, Due 5/15/14
    (Market Value $209,300) (c)                        200,000         200,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $456,100)                           456,100
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,454,059) 108.8%             2,582,695
Other Assets and Liabilities, Net (8.8)%                              (208,723)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $2,373,972
==============================================================================



------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
-----------------------------------------------------------------------------
                                                     Percentage of Net Assets
-----------------------------------------------------------------------------
United States..........................................................106.9%
Ireland................................................................  1.9
Other Assets and Liabilities, Net...................................... (8.8)
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS:
  Investments in Securities, at Value (Cost of $2,454,059)          $2,582,695
  Receivable for Securities Sold                                        22,447
  Dividends and Interest Receivable                                     11,781
  Other Assets                                                          11,567
                                                                    ----------
  Total Assets                                                       2,628,490

LIABILITIES:
  Payable for Securities Purchased                                     242,702
  Accrued Operating Expenses and Other Liabilities                      11,816
                                                                    ----------
  Total Liabilities                                                    254,518
                                                                    ----------
NET ASSETS                                                          $2,373,972
                                                                    ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                     $2,307,141
  Undistributed Net Investment Income                                       41
  Accumulated Distributions in Excess of Net Realized Gains            (61,846)
  Net Unrealized Appreciation                                          128,636
                                                                    ----------
  Net Assets                                                        $2,373,972
                                                                    ==========
Capital Shares Outstanding (Unlimited Number Authorized)               190,755

NET ASSET VALUE PER SHARE                                               $12.45
                                                                        ======



                      See notes to financial statements.
6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1997


INCOME:
  Dividends                                                           $  3,173
  Interest                                                               4,885
                                                                      --------
  Total Income                                                           8,058

EXPENSES:
  Investment Advisory Fees                                               5,786
  Custodian Fees                                                        12,500
  Shareholder Servicing Costs                                            2,100
  Legal Fees                                                             3,025
  Accounting Fees                                                        5,037
  Reports to Shareholders                                                7,060
  Other                                                                  1,972
                                                                      --------
  Total Expenses before Waivers and Absorptions                         37,480
  Expense Waivers and Absorptions by Advisor:
    Voluntary                                                           (4,652)
    Involuntary                                                        (25,815)
                                                                      --------
  Expenses, Net                                                          7,013
                                                                      --------
NET INVESTMENT INCOME                                                    1,045

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain on Investments                                      23,906
  Change in Unrealized Appreciation/Depreciation on Investments        128,636
                                                                      --------
NET GAIN                                                               152,542
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $153,587
                                                                      ========


                      See notes to financial statements.
                                                                              7

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                                                  DEC. 31, 1997
                                                                  -------------
                                                                     (NOTE 1)
OPERATIONS:
  Net Investment Income                                             $    1,045
  Net Realized Gain                                                     23,906
  Change in Unrealized Appreciation/Depreciation                       128,636
                                                                    ----------
  Increase in Net Assets Resulting from Operations                     153,587

DISTRIBUTIONS:
  From Net Investment Income                                            (1,045)
  In Excess of Net Investment Income                                   (26,514)
  From Net Realized Gains                                              (23,906)
  In Excess of Net Realized Gains                                      (35,291)
                                                                    ----------
  Total Distributions                                                  (86,756)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          2,457,283
  Proceeds from Reinvestment of Dividends                               86,756
  Payment for Shares Redeemed                                         (236,898)
                                                                    ----------
  Increase in Net Assets from Capital Share Transactions             2,307,141
                                                                    ----------
TOTAL INCREASE IN NET ASSETS                                         2,373,972

NET ASSETS:
  Beginning of Year                                                         --
                                                                    ----------
  End of Year                                                       $2,373,972
                                                                    ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 204,701
  Issued in Reinvestment of Distributions                                7,212
  Redeemed                                                             (21,158)
                                                                       -------
  Increase in Shares of the Fund                                       190,755
                                                                       =======


                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong Growth Fund II commenced investment operations on January 2, 1997, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1997, approximately 62% of the Fund's shares are owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1997.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during 1997). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
December 31, 1997


   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997 and unaffiliated directors' fees, excluding the effects of waivers and reimbursements, for the year then ended, were $11,544 and $1,500, respectively. The Advisor owned 19.5% of the outstanding shares of the Fund at December 31, 1997.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended December 31, 1997 were $5,029,080 and $3,028,473, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $2,463,655. Net unrealized appreciation of securities was $119,040, consisting of gross unrealized appreciation and depreciation of $147,175 and $28,135, respectively. Under current tax law, capital losses of $52,250 which were realized during November and December 1997 are being deferred and treated as occurring on the first day of the following fiscal year.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the period ended December 31, 1997 which is designated as qualifying for the dividends-received deduction is 9.6% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                        SELECTED PER-SHARE DATA (a)
              ---------------------------------------------------------------------------------------------------------------------
                            INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                         -------------------------------------- ---------------------------------------------------------

              Net Asset               Net Realized      Total                In Excess            In Excess              Net Asset
                Value,      Net      and Unrealized     from      From Net    of Net    From Net   of Net                  Value,
              Beginning  Investment     Gains on    Investment  Investment  Investment  Realized  Realized      Total     End of
Year Ended    of Period    Income      Investments   Operations   Income      Income      Gains     Gains   Distributions Period
Dec. 31, 1997   $10.00     $0.02          $2.94        $2.96       ($0.01)     ($0.15)   ($0.14)   ($0.21)     ($0.51)     $12.45

                                                RATIOS AND SUPPLEMENTAL DATA
                -------------------------------------------------------------------------------------------
                           Net                   Ratio of Expenses  Ratio of Net
                         Assets,     Ratio of     to Average Net     Investment                 Average
                         End of      Expenses     Assets Without       Income       Portfolio  Commission
                 Total  Period (In  to Average   Voluntary Waivers   to Average     Turnover     Rate
Year Ended      Return  Thousands)  Net Assets    and Absorptions    Net Assets       Rate       Paid
Dec. 31, 1997   +29.8%   $2,374        1.2%            2.0%             0.2%          541.3%   $0.0357

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                                                                                              11

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Growth Fund II

We have audited the accompanying statement of assets and liabilities of Strong Growth Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Growth Fund II as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
February 4, 1998

                                     DIRECTORS
                                 Richard S. Strong
                                  Willie D. Davis
                                  Stanley Kritzik
                                 Marvin E. Nevins
                                  William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG FUNDS LOGO]
                           STRONG FUNDS DISTRIBUTORS, INC.
                        P.O. Box 2936 * Milwaukee, WI  53201           7029B98
                    Strong Funds are offered by prospectus only.